Exhibit 99.1

FORM OF SUPPORT AGREEMENT

This SUPPORT AGREEMENT, dated as of March 13, 2013 (this “Agreement”), by and among the individuals listed on Schedule I hereto (collectively, the “Supporting Parties”) and Kroenke Sports & Entertainment, LLC, a Delaware limited liability company (“Parent”, and together with the Supporting Parties, the “Parties”).

WHEREAS, as of the date hereof, each Supporting Party is the Beneficial Owner (as defined herein) of the number of issued and outstanding shares of common stock, par value $0.001 per share (the “OUTD Shares”), of Outdoor Channel Holdings, Inc., a Delaware corporation (“OUTD”) set forth opposite such Supporting Party’s name on Schedule I; and

WHEREAS, concurrently with the execution and delivery of this Agreement, Parent, OUTD and KSE Merger Sub, Inc., a Delaware corporation and a direct wholly-owned Subsidiary of Parent (“Merger Sub”) are entering into an Agreement and Plan of Merger, dated as of the date hereof (as the same may be amended or modified from time to time in accordance with its terms, the “Merger Agreement”), pursuant to which OUTD would become a direct wholly-owned Subsidiary of Parent through the merger of Merger Sub with and into OUTD (the “Merger”).

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Certain Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings specified in the Merger Agreement. For purposes of this Agreement:

“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person, where “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a Person, whether through the ownership of voting securities, by contract, as trustee or executor or otherwise.

“Alternative Proposal” has the meaning set forth in the Merger Agreement.

“Beneficial Ownership” has the meaning specified in Rule 13d-3 promulgated under the Exchange Act and “Beneficially Owned” and “Beneficially Owns” have a correlative meaning.

“Covered OUTD Shares” means, with respect to any Supporting Party, all of the OUTD Shares that are Beneficially Owned by such Supporting Party as of the date hereof, other than Margin Shares in the event of a Margin Call, together with any OUTD Shares that such Supporting Party acquires Beneficial Ownership of after the date hereof (which, for the avoidance of doubt and solely with respect to the Massie Parties, includes OUTD Shares held or acquired by Wilma M. Massie Trust dated June 3, 1994, Wilma M. Massie Irrevocable Trust dated April 27, 1994, Musk Ox Investments, LP and Musk Ox Properties, LP), including pursuant to any exercise, conversion or exchange of other securities, or pursuant to a stock dividend, distribution, split-up, recapitalization, combination or similar transaction.

“Exchange Act” means the Securities Exchange Act of 1934.

“Governmental Authority” means any United States federal, national, state, foreign, provincial, local or other government or any governmental, regulatory, administrative or self-regulatory authority, agency, bureau, board, commission, court, judicial or arbitral body, department, political subdivision, tribunal or other instrumentality thereof.

“Law” means any statute or law (including common law), constitution, code, ordinance, rule, treaty or regulation and any Order of any applicable Governmental Authority.

“Lien” means with respect to any asset (including any security), any mortgage, claim, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset.

“Margin Call” means a transfer of Margin Shares by a brokerage firm in the event required to satisfy a Supporting Party’s obligations under its margin account.

“Margin Shares” means OUTD Shares held in margin accounts with brokerage firms, which serve as collateral for outstanding loans in the amounts set forth next to each such Supporting Party’s name in Annex A.

“Massie Parties” means Perry T. Massie together with Thomas H. Massie.

“OUTD Alternative Proposal” means an Alternative Proposal with respect to OUTD.

“Person” means an association, a corporation, an individual, a partnership, a limited liability company, a trust or any other entity or organization, including a Governmental Authority.

“Subsidiary” means, with respect to any specified Person, (a) a corporation of which more than 50% of the voting or capital stock is, as of the time in question, directly or indirectly owned by such Person and (b) any partnership, joint venture, association, or other entity in which such Person, directly or indirectly, owns more than 50% of the equity or economic interest thereof or has the power to elect or direct the election of more than 50% of the members of the governing body of such entity.

Section 1.2 Defined Terms.

Term	Section
Agreement	Preamble
Contract	3.1(c)
Encumbrances	3.1(a)
Merger	Recitals
Merger Agreement	Recitals

Term	Section
Merger Sub	Recitals
OUTD Shares	Recitals
OUTD Voting Event	2.1
Parent	Recitals
Parties	Preamble
Supporting Parties	Preamble
Transfer	4.1

ARTICLE II

SUPPORTING PARTY AGREEMENTS TO VOTE;

IRREVOCABLE PROXY

Section 2.1 OUTD Voting Event. Each Supporting Party agrees that, during the term of this Agreement, at any duly called meeting of the stockholders of OUTD (or any adjournment or postponement thereof) or any request for the execution of written consents in lieu of a meeting of the stockholders of OUTD (each, an “OUTD Voting Event”), such Supporting Party shall, or shall cause the applicable holder of record of its Covered OUTD Shares to appear at the meeting, in person or by proxy, or otherwise cause its Covered OUTD Shares to be counted as present thereat for purposes of establishing a quorum, and it shall vote (or cause to be voted), in person or by proxy (or deliver, or cause to be delivered a written consent covering), all of its Covered OUTD Shares, in each case to the fullest extent that such matters are submitted for the vote or written consent of the holder of such Covered OUTD Shares and that the Covered OUTD Shares are entitled to vote thereon or consent thereto: (i) in favor of the adoption of the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement (and any related proposal offered in furtherance thereof, as reasonably requested by OUTD); (ii) without limitation of the preceding clause (i), in favor of any proposal to adjourn or postpone any meeting of the stockholders of OUTD at which the matters described in the preceding clause (i) are submitted for the consideration and vote of the stockholders of OUTD to a later date if there are not sufficient votes for approval of such matters on the date on which the meeting is held; and (iii) except with the written consent of Parent, against the following actions or proposals (other than the transactions contemplated by the Merger Agreement): (a) any OUTD Alternative Proposal or (B) any other action or proposal, involving OUTD or any Subsidiary of OUTD, that would reasonably be expected to prevent or materially impede, interfere with or delay the Merger or any other transaction contemplated by the Merger Agreement.

(b) To the fullest extent permitted by applicable Law, each Supporting Party hereby waives any rights of appraisal or rights to dissent from the Merger that it may have under applicable Law.

Section 2.2 Irrevocable Proxy. Each Supporting Party hereby revokes (or causes to be revoked) any and all previous voting proxies granted with respect to the voting of any of such Supporting Party’s Covered OUTD Shares. By entering into this Agreement, each Supporting Party hereby grants a proxy appointing Parent as such Supporting Party’s attorney-in-fact and proxy, with full power of substitution, for and in such Supporting Party’s name, to vote, express consent or dissent, or otherwise to utilize such voting power in the manner expressly provided in

Section 2.1 above. The proxy granted by each Supporting Party pursuant to this Article II is irrevocable and is granted in consideration of Parent entering into this Agreement and the Merger Agreement and incurring certain related fees and expenses. The proxy granted by each Supporting Party shall automatically be revoked upon termination of this Agreement in accordance with Section 7.2. Without limiting the foregoing, for clarity, the voting proxy granted pursuant hereto shall not be deemed to be revoked by any power of attorney or voting proxy that may be granted by the undersigned to any other Person after the date hereof, unless any such subsequent power of attorney specifically refers to this power of attorney by the date of execution of this power of attorney by the undersigned.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.1 Representations and Warranties of the Supporting Parties. Each Supporting Party, severally and not jointly, represents and warrants to OUTD as follows:

(a) Ownership of the OUTD Shares. As of the date of this Agreement, such Supporting Party is the Beneficial Owner of the OUTD Shares set forth on Schedule I opposite such Supporting Party’s name. Except for Liens created under this Agreement and except for the Margin Shares, such Supporting Party has, as of the date hereof, good and valid title to its OUTD Shares, free and clear of Liens, proxies, powers of attorney, voting trusts or agreements (collectively, the “Encumbrances”) other than any restrictions under securities laws and shall have, subject to Article IV, good and valid title to such OUTD Shares as of the time of any OUTD Voting Event, free and clear of Encumbrances. Such Supporting Party further represents that, as of the date hereof and as of the time of any OUTD Voting Event, any proxies given in respect of its OUTD Shares, as applicable, have been revoked. Neither such Supporting Party nor any of its Affiliates is a party to, or bound by, any agreement (other than this Agreement and the Merger Agreement) relating to the Merger, any Alternative Proposal, the voting of any of its Covered OUTD Shares, or the sale, transfer or other disposition of its Covered OUTD Shares, or has any other arrangement or understanding with any other holder of OUTD Shares relating to any of the foregoing.

(b) Organization and Authority. Such Supporting Party (if such Supporting Party is not a natural person) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation. Such Supporting Party (if such Supporting Party is not a natural person) has all requisite or power and authority or (if such Supporting Party is a natural person) legal capacity to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. If such Supporting Party is not a natural person, the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate, partnership, limited liability company or other action of such Supporting Party. This Agreement has been duly and validly executed and delivered by such Supporting Party, and, assuming due authorization, execution and delivery by the other Parties, is a legal, valid and binding obligation of such Supporting Party, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(c) Consents; No Conflicts. The execution and delivery of this Agreement by such Supporting Party, and the performance by such Supporting Party of its obligations hereunder, shall not (i) result in any violation of or default or loss of a benefit under or require any consent under, or permit the acceleration or termination of any obligation under, any agreement or other instrument to which such Supporting Party is a party, (ii) violate any Law applicable to such Supporting Party, (iii) conflict with any provision of any note, bond, mortgage, indenture, contract, agreement, lease, license, permit or other instrument or obligation of any kind (a “Contract”) to which such Supporting Party is a party or by which such Supporting Party’s Covered OUTD Shares are bound, (iv) require any clearance, consent, approval, order, license or authorization of, or declaration, registration or filing with, or notice to, or permit issued by, any Governmental Authority, or (v) if such Supporting Party is not a natural person, conflict with any provision of the certificate of incorporation or bylaws or other similar organizational documents of such Supporting Party, except in the case of clauses (i), (iii) and (iv), as would not reasonably be expected, either individually or in the aggregate, to materially impair the ability of such Supporting Party to perform its obligations hereunder.

(d) Affiliate Transactions. Except as disclosed on Schedule 3.1(d), and except for customary director and officer indemnification or exculpation rights and the matters referred to in Section 5.1, as of the date hereof neither such Supporting Party nor, if such Supporting Party is not a natural person, any of its officers or directors or other Affiliates, is a party to or the beneficiary of any Contract with OUTD or any of its Subsidiaries or has any interest in any property used by OUTD or any of its Subsidiaries.

Section 3.2 Representations and Warranties of Parent. Parent hereby represents and warrants to each of the other Parties as follows:

(a) Organization and Authority. Parent is duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action of Parent. This Agreement has been duly and validly executed and delivered by Parent, and, assuming due authorization, execution and delivery by the other Parties, is a legal, valid and binding obligation of Parent, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(b) Consents; No Conflicts. The execution and delivery of this Agreement by Parent, and the performance by Parent of its obligations hereunder, shall not (i) conflict with any provision of the certificate of incorporation or bylaws of Parent, (ii) result in any violation of or default or loss of a benefit under or require any consent under, or permit the acceleration or termination of any obligation under, any agreement or other instrument to which Parent is a party, (iii) violate any Law applicable to Parent, (iv) conflict with any provision of any Contract to which Parent is a party, or (v) require any clearance, consent, approval, order, license or authorization of, or declaration, registration or filing with, or notice to, or permit issued by, any Governmental Authority, except in the case of clauses (ii), (iv) or (v), as would not reasonably be expected, either individually or in the aggregate, to materially impair the ability of Parent to perform its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

ARTICLE IV

TRANSFERS BY SUPPORTING PARTIES

Section 4.1 Transfers by Supporting Parties. During the term of this Agreement, each Supporting Party agrees, severally and not jointly, that it shall not, except for the Margin Shares in the event of a Margin Call: (a) sell, transfer, pledge, encumber, tender, gift, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, pledge, encumbrance, assignment or other disposition (each, a “Transfer”) of, its Covered OUTD Shares (or any interest therein); (b) grant any proxies or powers of attorney or enter into a voting agreement or other arrangement with respect to its Covered OUTD Shares, other than this Agreement; (c) enter into, or deposit its Covered OUTD Shares into a voting trust or take any other action which would reasonably be expected to result in a diminution of the voting power represented by its Covered OUTD Shares; or (d) commit or agree to take any of the foregoing actions; provided, however, such restrictions shall not be applicable to a Supporting Party’s Transfer of any of its Covered OUTD Shares (or any interest therein): (A) if such Supporting Party is an individual, (i) to any member of such Supporting Party’s immediate family, (ii) to a trust for the benefit of such Supporting Party or any such Supporting Party’s immediate family or (iii) upon such Supporting Party’s death, (B) if such Supporting Party is a limited partnership, to one or more partners of such Supporting Party or to an affiliated corporation under common control with such Supporting Party or (C) for philanthropic purposes; provided, further, that in the case of clauses (A), (B) and (C), a transfer pursuant to this Section 4.1 shall be permitted only if, as a precondition to such transfer, the transferee agrees in a writing, reasonably satisfactory in form and substance to Parent, to be bound by all of the terms of this Agreement.

Section 4.2 Margin Shares. During the term of this Agreement, each Supporting Party agrees to not incur any additional indebtedness for which any of their OUTD Shares are used as collateral to secure such indebtedness.

ARTICLE V

FIDUCIARY DUTIES

Section 5.1 Supporting Parties. Notwithstanding anything in this Agreement to the contrary, (a) no Supporting Party makes any agreement or understanding herein in any capacity other than in its capacity as a Beneficial Owner of OUTD Shares, and (b) nothing herein shall be construed to limit or affect any action or inaction by any Affiliate of any Supporting Party (or, if such Supporting Party is not a natural person, any officer, director or direct or indirect equityholder) acting in his or her capacity as a director of OUTD; provided, however, that this Article V shall not relieve any such Person from any liability or obligation that he, she or it may have independently of this Agreement or as a consequence of any action or inaction by such Person.

Section 5.2 Parent. Nothing herein shall be construed to limit or affect any action or inaction by (a) Parent in accordance with the terms of the Merger Agreement or (b) any Affiliate (excluding the Supporting Parties), officer, director or direct or indirect equity holder of Parent acting in his or her capacity as a director or officer of Parent; provided, however, that this Article VI shall not relieve any such Person from any liability or obligation that he, she or it may have independently of this Agreement or as a consequence of any action or inaction by such Person.

ARTICLE VI

MISCELLANEOUS

Section 6.1 Expenses. All costs and expenses incurred by any Party in connection with this Agreement shall be paid by the Party incurring such cost or expense.

Section 6.2 Termination. (a) This Agreement (including without limitation the provisions of Section 2.1(a), Section 2.1(b) and Article IV) shall automatically terminate upon the first to occur of (i) the closing of the Merger and (ii) the valid termination of the Merger Agreement in accordance with its terms. In addition to the foregoing, this Agreement may be terminated by the Supporting Parties upon written notice to Parent at any time following a Board Recommendation Change in compliance with Section 6.1(d) of the Merger Agreement.

(b) Notwithstanding the foregoing, (i) the provisions of this Article VI shall survive termination of this Agreement as a result of the closing of the Merger, and (ii) all of the other representations and warranties in this Agreement shall terminate and be of no further force or effect on the closing date of the Merger; provided, however, that no Party shall be relieved from any liability for willful breach of this Agreement by reason of any such termination.

Section 6.3 No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any securities addressed herein. All rights, ownership and economic benefits of and relating to the securities addressed herein shall remain vested in and belong to the appropriate Supporting Party, as applicable, and Parent shall not have any authority to direct the Supporting Parties in the voting or disposition of any of the securities addressed herein, as the case may be, except as otherwise provided herein.

Section 6.4 Waiver and Amendment; Remedies Cumulative. Subject to applicable Law, (a) any provision of this Agreement or any inaccuracies in the representations and warranties of any of the Parties or compliance with any of the agreements or conditions contained in this Agreement may be waived or (b) the time for the performance of any of the obligations or other acts of the Parties here may be extended at any time prior to the consummation of the Merger. Any agreement on the part of a Party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of the Party against whom waiver is sought; provided, that any extension or waiver given in compliance with this Section 6.4 or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Any of the provisions of this Agreement may be amended at any time by the mutual written agreement of the Parties. No failure or delay on the part of any Party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

Section 6.5 Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally, sent via facsimile (receipt confirmed), sent by a nationally recognized overnight courier (providing proof of delivery), or mailed in the United States by certified or registered mail, postage prepaid, to the Parties at the address of each party as set forth next to such party’s name on the signature pages hereto (or at such other address for a Party as shall be specified by like notice).

Section 6.6 Assignment. Except as expressly permitted herein, neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of Law or otherwise by any of the Parties without the prior written consent of the other Parties. Any assignment in violation of the preceding sentence shall be void. Subject to the preceding two sentences, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and assigns.

Section 6.7 Governing Law. This Agreement and any claim, controversy or dispute arising under or related thereto, the relationship of the Parties and/or the interpretation and enforcement of the rights and duties of the Parties, whether arising in Law or in equity, in contract, tort or otherwise, shall be governed by, and construed and interpreted in accordance with, the Laws of the State of Delaware, without regard to its rules regarding conflict of laws to the extent that the application of the Laws of another jurisdiction would be required thereby.

Section 6.8 Interpretation. Unless otherwise expressly provided, for the purposes of this Agreement, the following rules of interpretation shall apply:

(a) The article and section headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation hereof.

(b) When a reference is made in this Agreement to an article or a section, paragraph, exhibit or schedule, such reference shall be to an article or a section, paragraph, exhibit or schedule hereof unless otherwise clearly indicated to the contrary.

(c) Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

(d) The words “hereof,” “herein” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement.

(e) The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.”

(f) The meaning assigned to each term defined herein shall be equally applicable to both the singular and the plural forms of such term, and words denoting any gender shall include all genders. Where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning.

(g) A reference to any period of days shall be deemed to be to the relevant number of calendar days, unless otherwise specified.

(h) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(i) The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provisions hereof.

(j) Any statute or rule defined or referred to herein or in any agreement or instrument that is referred to herein means such statute or rule as from time to time amended, modified or supplemented, including by succession of comparable successor statutes or rules and references to all attachments thereto and instruments incorporated therein.

Section 6.9 Consent to Jurisdiction. Each of the Parties hereby irrevocably agrees that any legal action or proceeding with respect to this Agreement, or for recognition and enforcement of any judgment in respect of this Agreement and obligations arising hereunder brought by any other Party hereto or its successors or assigns, shall be brought and determined exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware). Each of the Parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it shall not bring any action relating to this Agreement in any court other than the aforesaid courts. Each of the Parties hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to serve in accordance with this Section 6.9, (b) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (c) to the fullest extent permitted by the applicable law, any claim that (i) the suit, action or proceeding in such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper, or (iii) this Agreement or the subject matter hereof, may not be enforced in or by such courts.

Section 6.10 Waiver of Jury Trial. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION,

PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF ANY OF THE PARTIES IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT.

Section 6.11 Severability. If any term or other provision of this Agreement is held to be invalid, illegal or incapable of being enforced by any rule of Law or public policy by a court of competent jurisdiction, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect, insofar as the foregoing can be accomplished without materially affecting the economic benefits anticipated by the Parties to this Agreement. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible to the fullest extent permitted by applicable Law in an acceptable manner to the end that the transactions contemplated by this Agreement are fulfilled to the extent possible.

Section 6.12 Entire Agreement; No Third Party Beneficiaries. This Agreement (together with the Merger Agreement to the extent referred to herein) constitutes the entire agreement among the Parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among the Parties hereto with respect to the subject matter hereof. This Agreement shall be binding upon and inure solely to the benefit of each Party. Except as set forth in the immediately preceding sentence, nothing in this Agreement, express or implied, is intended to or shall confer upon any Person not a party to this Agreement any rights, benefits or remedies hereunder.

Section 6.13 Specific Performance. The Parties agree that irreparable damage would occur and that the Parties would not have any adequate remedy at Law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached by any Party. It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions to prevent breaches and/or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any federal court located in the State of Delaware or in Delaware state court, this being in addition to any other remedy to which they are entitled at Law or in equity.

Section 6.14 Further Assurances. At any time or from time to time after the date hereof and prior to the termination of this Agreement, the Parties agree to cooperate with each other, and at the request of any other Party, to execute and deliver any further instruments or documents and to take all such further action as such other Party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the Parties hereunder.

Section 6.15 Counterparts. This Agreement may be executed in two or more counterparts, each of which when executed shall be deemed to be an original, and all of which together shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties. For purposes of this Agreement, facsimile signatures or signatures by other electronic form of transfer shall be deemed originals, and the Parties agree to exchange original signatures as promptly as possible.

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SCHEDULE OF SIGNATORIES

(Other than Kroenke Sports & Entertainment, LLC)

1.	Perry T. Massie

2.	Thomas H. Massie

3.	Musk Ox Investments, LP

4.	The Wilma M. Massie Trust dated June 3, 1994

5.	The Wilma M. Massie Irrevocable Trust dated April 27, 1994

6.	Massie Family Trust dated May 23, 2007

7.	Perry T. Massie & Sandra Lynn Massie Trust dated October 14, 1997

8.	The Perry and Sandy Massie Foundation

9.	The Thomas and Cindy Massie Foundation

10.	Roger L. Werner, Jr.

11.	Thomas E. Hornish

12.	Thomas D. Allen

13.	Catherine Lee

14.	Douglas J. Langston

15.	David C. Merritt

16.	T. Bahnson Stanley

17.	Ajit M. Dalvi

18.	David D. Kinley

19.	Michael L. Pandzik